Other assets (Tables)	12 Months Ended
Dec. 31, 2024
Other assets.
Schedule of other assets

	2024	2023
	£m	£m
Interests in associates (1)	690	668
Property, plant and equipment (2)	3,967	4,227
Pension schemes in net surplus (Note 5)	190	201
Tax recoverable	7	49
Deferred tax (Note 7)	1,876	1,894
Assets of disposal groups	64	902
Other	1,602	1,721
Other assets	8,396	9,662

(1)	Includes interest in Business Growth Fund £678 million (2023 - £658 million).
(2)

The estimated useful lives of NatWest Group's property, plant and equipment are: freehold buildings and long leasehold 50 years, short leaseholds for unexpired period of lease, property adaptation costs 10 to 15 years, computer equipment up to 5 years and other equipment 4 to 15 years.